Tax Effects of Temporary Differences that Gave Rise to Deferred Tax Balances (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2015 USD ($)	Dec. 31, 2015 CNY (¥)	Dec. 31, 2014 CNY (¥)	Dec. 31, 2013 CNY (¥)
Deferred tax assets:
Provision for doubtful receivables	$ 18,619	¥ 120,612	¥ 23,179
Accrued expenses, payroll and others	269,506	1,745,810	1,084,113
Fixed assets depreciation	3,035	19,659	38,157
Net operating loss carry-forward	203,850	1,320,496	930,456
Less: valuation allowance	(339,375)	(2,198,403)	(1,131,826)
Deferred tax assets, net	155,635	1,008,174	944,079
Long-lived assets arising from acquisitions	55,502	359,531	549,485
Withholding tax on PRC subsidiaries' undistributed earnings	91,500	592,719	594,336	¥ 580,720
Withholding tax on capital gains derived from PRC	384,243	2,489,040	0
Deferred tax liabilities	$ 531,245	¥ 3,441,290	¥ 1,143,821